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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2004

                          REGIONS FINANCIAL CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                     63-0589368
----------------                 ------------              -------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

      417 North 20th Street, Birmingham, Alabama          35203
     --------------------------------------------      -----------
       (Address of principal executive offices)        (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Item 9 and Item 12 and should not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

ITEM 9.   REGULATION FD DISCLOSURE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      In accordance with general instruction B.2. and B.6. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

      On July 16, 2004, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter ended June
30, 2004. The press release, with its accompanying financial supplement, is included in this report as exhibit 99.1. Exhibit 99.1 also includes information concerning the results of operations of Union Planters Corporation for the quarter ended June 30, 2004.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)

                                 By: /s/ Ronald C. Jackson

                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date:  July 16, 2004

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                                INDEX TO EXHIBITS

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
                                                                  Sequential
   Exhibit                                                         Page No.
   -------                                                         ----------
    99.1       Press release dated July 16, 2004.